COMMON STOCK	9 Months Ended
Sep. 30, 2011
Stockholders Equity Note [Abstract]
COMMON STOCK
NOTE 12 – COMMON STOCK

The following summarizes common stock issuances which are not disclosed elsewhere in the accompanying unaudited condensed consolidated financial statements during the nine months ended September 30, 2011:

On May 3, 2011, the Company completed its acquisition of WUI in an all-stock transaction consisting of 126,245 shares of the Company’s common shares valued at $2.12 per share.

On June 8, 2011, Midas Medici completed its acquisition of the assets of Energy Hedge Fund Center, LLC, a web portal and community for clients interested in hedge funds in the energy and commodity sectors, in a transaction consisting of 1,430 shares of the Company’s common stock.

On August 2, 2011, Midas Medici completed the acquisition of a majority interest in Cimcorp. At the closing, the Company provided consideration of Seventeen Million Brazilian Reais ($10,987 USD), Eight Million Brazilian Reais ($5,150 USD) of which was paid in cash, Nine Million Brazilian Reais ($2,244 USD) in shares of common stock of the Company equal to 1,297,022 shares of common stock of the Company and a purchase price contingency of $3,593.

The Company issued an aggregate of 35,400 shares of common stock to all employees. The closing price on the day of grant was used to determine the market value of the shares issued. Compensation costs of $84 were charged to operations during the nine months ended September 30, 2011.

During the nine months ended September 30, 2011, the Company issued 354,047 shares of common stock for settlement of $1,147 of debt.

During the nine months ended September 30, 2011, the Company retired the 425,000 shares of common stock held in treasury.